Exhibit 99. 1

Execution Version

Biogen Inc.
225 Binney Street

Cambridge, Massachusetts 02142

January 21, 2018

Sanofi
54, rue La Boétie

75008 Paris — France

Attention: General Counsel

Bioverativ Inc.
225 Second Avenue

Waltham, MA 02451
Attention: General Counsel

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is entered into on the date first set forth above by and among Sanofi, a French société anonyme (“Parent”), Bioverativ Inc., a Delaware corporation (“Company”), and Biogen Inc., a Delaware corporation (“Biogen”).  Reference is made to that certain Tax Matters Agreement, dated as of January 31, 2017, by and between Biogen and the Company (the “Tax Matters Agreement”). Pursuant to an agreement and plan of merger to be entered into among Parent, Blink Acquisition Corp., a Delaware corporation (“Merger Sub”), and the Company (the “Merger Agreement”), Parent will, directly or indirectly, acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), pursuant to a tender offer for all of the shares of Company Common Stock (the “Offer”), and, following consummation of such Offer and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the merger of Merger Sub with and into the Company (the “Merger”), subject, in each case, to the satisfaction of certain tender offer and other closing conditions as described in the Merger Agreement.  Capitalized terms used but not defined herein have the meanings given to them in the Tax Matters Agreement.

Parent, the Company and Biogen hereby agree as follows:

1.                                      Opinion Matters.

(a)                                 Parent and the Company acknowledge and agree that the Merger Agreement and the transactions contemplated by the Offer and the Merger constitute Proposed Acquisition Transactions.

(b)                                 Parent acknowledges that it has executed and delivered to Paul, Weiss, Rifkind, Wharton & Garrison LLP a representation letter as of the date of this letter agreement substantially in the form provided to Biogen on the date hereof (the “Parent Signing Representation Letter”).

(c)                                  The Company acknowledges that it has executed and delivered to Paul, Weiss, Rifkind, Wharton & Garrison LLP a representation letter as of the date of this letter agreement substantially in the form provided to Biogen on the date hereof (the “Company Signing Representation Letter” and together with the Parent Signing Representation Letter, the “Signing Representation Letters”).

(d)                                 Immediately prior to the consummation of the Offer (the “Offer Closing”), Parent shall execute and deliver a representation letter (the “Parent Closing Representation Letter”) to Paul, Weiss, Rifkind, Wharton & Garrison LLP substantially in the form of the Parent Signing Representation Letter, with such changes as are necessary to reflect any changes in facts prior to the Offer Closing.

(e)                                  Immediately prior to the Offer Closing, the Company shall execute and deliver a representation letter (the “Company Closing Representation Letter” and, together with the Parent Closing Representation Letter, the “Closing Representation Letters”) to Paul, Weiss, Rifkind, Wharton & Garrison LLP substantially in the form of the Company Signing Representation Letter, with such changes as are necessary to reflect any changes in facts prior to the Offer Closing.

(f)                                   As of the date immediately prior to the Merger Signing Date, Parent knows of no reason why it would not be able to deliver the Parent Closing Representation Letter.

(g)                                  The Company shall use its reasonable best efforts to cause Paul, Weiss, Rifkind, Wharton & Garrison LLP to deliver the Company Closing Opinion (as defined below) immediately prior to the Offer Closing, such that the condition set forth below in Section 1(h) is satisfied.  As of the date immediately prior to the Merger Signing Date, the Company knows of no reason why (i) it would not be able to deliver the Company Closing Representation Letter or (ii) it would not be able to obtain the Company Closing Opinion.

(h)                                 The requirement in Section 7.01(c) of the Tax Matters Agreement that Bioverativ deliver Biogen an Unqualified Tax Opinion prior to the Offer Closing and/or the consummation of the Merger shall be satisfied if a tax opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, substantially the same in form and substance as the Company Signing Opinion (concluding that the Offer, the Offer Closing and the consummation of the Merger will not result in Distribution Taxes), is furnished to the Company, Biogen and Parent, immediately prior to the Offer Closing (the “Company Closing Opinion”), which Company Closing Opinion may rely on the Closing Representation Letters and the assumptions set forth in such Company Closing Opinion.

(i)                                     Prior to the earlier of (i) the closing of the Merger and (ii) the termination of the Merger Agreement, each of Parent, the Company, and Biogen shall cooperate in good faith with the reasonable requests of the other parties in connection with matters related to the opinions referred to in this Section 1.  Upon the Company’s reasonable request, Biogen shall use reasonable best efforts to cause any person who is at the time of such request an executive officer of such party to assist the Company in confirming such facts as are within the knowledge of such executive officer.  Each party shall make any such requests for cooperation with reasonable advance notice and under reasonable circumstances so as to minimize any disruption to or impairment of the applicable party’s business.

(j)                                    Biogen acknowledges and agrees that it has received a copy of a tax opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, which has been furnished to the Company on the date hereof and relies on the Signing Representation Letters (the “Company Signing Opinion”), and that Section 7.01(c) of the Tax Matters Agreement has been satisfied with respect to the execution and delivery of the Merger Agreement.

(k)                                 Parent acknowledges and agrees that it has received a copy of the Company Signing Opinion.

2.                                      Indemnification and Guarantee. Notwithstanding anything in the Tax Matters Agreement, the Merger Agreement or the Separation Agreement to the contrary, the Company agrees that from and after the Offer Closing, the Company shall indemnify and hold harmless Biogen and each of its Affiliates and each of their respective officers, directors and employees from and against, one hundred percent (100%) of any Distribution Losses attributable to or resulting from (in whole or in part) the transactions contemplated by the Merger Agreement, including the Offer and the Merger, and any additional amounts necessary so that after making all payments in respect of Taxes imposed on or attributable to such indemnity payment, Biogen receives an amount equal to the sum it would have received had such Taxes not been imposed.  Any such payments shall be treated for Tax purposes in accordance with Section 13 of the Tax Matters Agreement. For the avoidance of doubt, the foregoing shall not be construed to limit any obligation of the Company to indemnify Biogen under the Tax Matters Agreement.

Parent also agrees that, from and after the Offer Closing, Parent irrevocably and unconditionally guarantees to Biogen the due and punctual payment and performance by the Company and its subsidiaries of their respective obligations and agreements under this Letter Agreement, the Tax Matters Agreement, the Separation Agreement and the Ancillary Agreements (as defined in the Separation Agreement).

3.                                      Certain Acknowledgments and Agreements of Parent, Biogen and the Company.

(a)                                 Biogen and the Company hereby acknowledge and agree that, (i) except as contemplated by this Letter Agreement, their respective obligations under the Tax Matters Agreement, the Separation Agreement and the Ancillary Agreements are and will be unaffected by the transactions contemplated by the Offer or the Merger; and (ii) if the Merger Agreement is terminated, nothing in this Letter Agreement shall operate to modify Biogen’s and the Company’s obligations under the Tax Matters Agreement.

(b)                                 Each party hereto agrees that, if legally permissible and reasonably practicable, prior to any public disclosure, description or filing of any provision of this Letter Agreement, it will consult with each other party hereto and provide each other party hereto with reasonable advance notice of such disclosure, description or filing and the proposed form and substance thereof.  Notwithstanding the foregoing, each party hereto acknowledges that (A) this Letter Agreement may be filed with, and a description of its terms included in, a Form 8-K of Biogen, (B) this Letter Agreement may be filed with, and a description of its terms included in, a Form 8-K of the Company and a Form 6-K of Parent, in each case, to be filed in connection with the entering into of this Letter Agreement and, in the case of Parent and the Company, the announcement of the entering into of the Merger Agreement, (C) this Letter Agreement will be filed with and/or incorporated by reference into, and a description of its terms included in, the tender offer documentation of the Company and Merger Sub to be filed in connection with the Offer (including, for the avoidance of doubt, any required pre-commencement communications) and (D) this Letter Agreement may be required to be filed with, and a description of its terms may be included in, such other documents as may be required to be filed or made publicly available by a party hereto or Merger Sub pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including interpretations made thereof by the U.S. Securities and Exchange Commission or its staff, and the listing rules maintained by the NASDAQ  or other applicable national securities exchange (including, for the avoidance of doubt, any foreign securities exchange on which any party hereto maintains its primary listing); provided, with respect to Parent, in the cases of each of (B), (C) and (D), such other filings as may also be required to be made by Parent in connection with the foregoing under any applicable foreign securities laws.

4.                                      Termination.  This Letter Agreement may be terminated (a) by mutual written consent of the Company, Biogen and Parent or (b) by Parent or the Company upon termination of the Merger Agreement, provided that the provisions of Section 3(a) and Sections 5-11 hereof shall survive such termination. If this Letter Agreement is terminated under clause (a) or (b) above, Biogen acknowledges and agrees that Section 7.01(c) of the Tax Matters Agreement has been satisfied with respect to the execution of the Merger Agreement (and this sentence shall survive the termination of this Letter Agreement).

5.                                      Notices.  All notices, requests, claims, demands or other communications under or in connection with this Letter Agreement shall be in writing and shall be given, and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) upon transmission if sent by facsimile transmission (provided that confirmation of facsimile transmission is obtained), (iii) on the fifth (5th) Business Day after dispatch by registered or certified mail, (iv) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery) or (v) on the date transmitted if sent by email (provided no “bounce back” or similar message of non-delivery is received with respect thereto), in each case as follows:

(a)                                 if to Parent:

Sanofi
54, rue La Boétie

75008 Paris — France

Attention: General Counsel

Facsimile: +33 1 53 77 46 76

Email: karen.linehan@sanofi.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael J. Aiello and Sachin Kohli
Facsimile No.: (212) 310-8007
Email: michael.aiello@weil.com and sachin.kohli@weil.com

(b)                                 if to the Company:

Bioverativ Inc.
225 Second Avenue

Waltham, MA 02451
Attention: General Counsel
Email: andrea.difabio@bioverativ.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Scott A. Barshay and Jeffrey D. Marell
Facsimile No.: (212) 757-3990
Email: sbarshay@paulweiss.com and jmarell@paulweiss.com

(c)                                  if to Biogen:

Biogen Inc.

225 Binney Street

Cambridge, Massachusetts 02142

Attention: Chief Legal Officer

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
500 Boylston Street, 23d Floor
Boston, Massachusetts 02116
Attention: Cliff Gross, Graham Robinson and Moshe Spinowitz

Facsimile No.: (617) 573-4822
Email: cliff.gross@skadden.com; graham.robinson@skadden.com; moshe.spinowitz@skadden.com

6.                                      Headings.  Section headings used herein are for convenience of reference only, are not part of this Letter Agreement shall not affect the construction of, and shall not be taken into consideration in the interpretation of, this Letter Agreement.

7.                                      Counterparts; Effectiveness.  This Letter Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Letter Agreement shall become effective when each party hereto shall have received a counterpart or counterparts hereof signed by all of the other parties hereto, it being understood and agreed that all parties hereto need not sign the same counterpart. Until and unless each party has received a counterpart or counterparts hereof signed by each other party hereto, this Letter Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Letter Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

8.                                      Governing Law.  This Letter Agreement and any proceeding arising out of or related hereto or to the inducement of any party hereto to enter into this Letter Agreement (whether for breach of contract, tortious conduct or otherwise and whether predicated on common law statute or otherwise) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law rules of such state.  The parties expressly acknowledge and agree that (a) the requirements of 6 Del. C § 2708 are satisfied by the provisions of this Letter Agreement and that such statute mandates the application of Delaware law to this Letter Agreement, the relationship of the parties and the interpretation and enforcement of the rights and duties of the parties hereunder (b) the parties have a reasonable basis for the application of Delaware law to this Letter Agreement, the relationship of the parties and the interpretation and enforcement of the rights and duties of the parties hereunder, (c) no other jurisdiction has a materially greater interest in the foregoing and (d) the application of Delaware law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware law hereunder, would have an interest in the foregoing.

9.                                      Jurisdiction. The parties hereto hereby irrevocably agree (i) that in any lawsuit, action or other proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Letter Agreement shall be brought in the Chancery Court of the State of Delaware and any state appellate court therefrom, or, if no such state court has proper jurisdiction, the Federal District Court for the District of Delaware located in Wilmington, Delaware, and any appellate court therefrom and (ii) not to commence any such lawsuit, action or other proceeding in any court except such courts.  Each party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal or equitable proceeding arising out of or relating to this Letter Agreement or relating to the enforcement of any of the terms of this Letter Agreement, and hereby waives, and agrees not to assert, as a defense in any such lawsuit, action or other proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the proceeding is brought in an inconvenient forum, that the venue of the proceeding is improper or that this Letter Agreement may not be enforced in or by such courts.  Each party agrees that notice or the service of process in any lawsuit, action or other proceeding arising out of or relating to this Letter Agreement shall be properly served or delivered if delivered in the manner contemplated by Section 5 or in any other manner permitted by applicable law.

10.                               Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF OR RELATED TO THIS LETTER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.                               Specific Enforcement; Remedies.  The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Letter Agreement were not performed in accordance with their specific terms or were otherwise breached.  Subject to the following sentence, it is accordingly agreed that (i) the parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches or threatened breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement in the courts described in Section 9, without proof of damages or otherwise, and (ii) the right of specific performance is an integral part of the transactions contemplated by this Letter Agreement and without that right, neither the Company, Parent or Biogen would have entered into this Letter Agreement.  Each of the parties agrees that it waives the defense of adequacy of a remedy at law and will not oppose the granting of an injunction or injunctions, specific performance or other equitable relief on the basis that (x) the other parties have an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity.  The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Letter Agreement and to enforce specifically the terms and provisions of this Letter Agreement in accordance with this Section 11 shall not be required to provide any bond or other security in connection with any such order or injunction.

12.                               Assignment.  No party may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder in whole or in part to any other Person (whether by operation of law or otherwise) without the prior written approval of each of the other parties.  Any purported assignment in violation of this Section 12 shall be void.  Subject to the preceding sentence, this Letter Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

13.                               Confidentiality.  Biogen and the Company acknowledge that the Signing Representation Letters and the Company Signing Opinion contain, and that the Closing Representation Letters and Company Closing Opinion may contain, certain Confidential Information (as defined in the Separation Agreement) of Biogen.  Biogen consents to the sharing of that information with Parent and its legal advisors solely for the purpose of evaluating the Company Signing Opinion and the Company Closing Opinion, and in so doing acknowledges and consents to sharing of that information by former employees who are subject to a confidentiality agreement with Biogen.  Parent agrees that it shall hold, and shall cause its legal advisors to hold, the Biogen Confidential Information confidential and, without Biogen’s prior written consent, shall not disclose such information or use such information other than for the limited purpose of evaluating the Company Signing Opinion and the Company Closing Opinion.  Notwithstanding the foregoing, Parent may disclose Biogen Confidential Information to the extent required by applicable law, rule, regulation or governmental order, provided that (to the extent legally permissible) it provides Biogen prior written notice of such requirement so that Biogen may seek a protective order or other appropriate remedy and, in the absence of such a protective order or other appropriate remedy, it discloses only such information as, on advice of counsel, it is legally required to disclose and uses commercially reasonable efforts to preserve the confidentiality of such information. Biogen and the Company acknowledge and agree that, except as expressly provided in this paragraph, this paragraph does not amend or modify Biogen and the Company’s respective rights and obligations under the Separation Agreement or any of the Ancillary Agreements.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

BIOGEN INC.

By:	/s/ Michel Vounatsos
Name: Michel Vounatsos
Title: Chief Executive Officer

[Signature Page to Tri-Party Agreement]

If the above correctly reflects our understanding and agreement with respect to the foregoing matters, please confirm by endorsing this Letter Agreement below.

Acknowledged and agreed to
as of the date first written above:

SANOFI

By:	/s/ Jérôme Contamine
	Name:	Jérôme Contamine
	Title:	CFO

[Signature Page to Tri-Party Agreement]

If the above correctly reflects our understanding and agreement with respect to the foregoing matters, please confirm by endorsing this Letter Agreement below.

Acknowledged and agreed to
as of the date first written above:

BIOVERATIV INC.

By:	/s/ John Greene
	Name:	John Greene
	Title:	EVP, CFO

[Signature Page to Tri-Party Agreement]